FEDERATED INTERCONTINENTAL FUND

A PORTFOLIO OF FEDERATED EQUITY FUNDS

PROSPECTUS


June 25, 2007

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in equity securities of foreign companies in both developed and emerging markets.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                      CONTENTS
                                      Risk/Return Summary
                                      What are the Fund's Fees and Expenses?
                                      What are the Fund's Investment Strategies?
                                      What are the Principal Securities in Which the Fund Invests?
                                      What are the Specific Risks of Investing in the Fund?
                                      What Do Shares Cost?
                                      How is the Fund Sold?
                                      Payments to Financial Intermediaries
                                      How to Purchase Shares
                                      How to Redeem and Exchange Shares
                                      Account and Share Information
                                      Who Manages the Fund?
                                      Legal Proceedings
                                      Financial Information
                                      Appendix A: Hypothetical Investment and
                                      Expense Information

NOT FDIC INSURED  *  MAY LOSE VALUE  *  NO BANK GUARANTEE

RISK/RETURN SUMMARY


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to seek long-term capital appreciation.
While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


The Fund invests primarily in equity securities of foreign companies in both developed and emerging foreign markets. In selecting securities, the Fund's investment adviser (Adviser) focuses first on country selection * identifying countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macro economic forces working in their favor, and evidence other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes among other things, growth indicators, valuation indicators, and corporate quality indicators. The Fund may invest in derivative contracts to implement its investment strategy as more fully discussed herein.






WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?




All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

*STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
*RISKS OF FOREIGN INVESTING. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.
*RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN
   ISSUERS. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
*CURRENCY RISKS. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
*EMERGING MARKETS RISKS. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
*LIQUIDITY RISKS. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
*RISKS RELATED TO COMPANY SIZE. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
*EXCHANGE-TRADED FUNDS RISKS. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.
*RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.
*CREDIT RISKS. Includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations.
*LEVERAGE RISKS. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
*CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.




RISK/RETURN BAR CHART AND TABLE
The Fund is the successor to the Rochdale Atlas Portfolio pursuant to a reorganization on August 24, 2007. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to August 24, 2007, is historical information for the Rochdale Atlas Portfolio. Rochdale Atlas Portfolio was managed by Rochdale Investment Management and had the same investment objectives and similar strategies as the Fund.

 The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.


The `y' axis reflects the "% Total Return" beginning with "-25%" and increasing in increments of 0.5% up to 0.45%.


The `x' axis represents calculation periods from the earliest first full calendar year end of the Fund's start of business through the calendar year ended 2006. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2006. The percentages noted are: 29.82%, (20.64)% ,(20.21)%, (9.92)%, 37.76%, 22.96%, 21.07% and 33.26%
respectively.



The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the three-month period from January 1, 2007 to March 31, 2007 was 3.37%.

Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 17.67% (quarter ended June 30, 2003). Its lowest quarterly return was (16.97) % (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN TABLE

The Average Annual Total Returns for the Fund's Class A Shares, Class B Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI All Country World ex USA Index (MSCIACW), a broad-based market index and the Lipper International Multi-Cap Core Category Average (LIMCCA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes and averages are unmanaged and it is not possible to invest directly in an index or average.

 (For the periods ended December 31, 2006)


                                                                 1 YEAR 5 YEARS START OF PERFOMANCE1
CLASS A SHARES
Return Before Taxes                                              25.94% 18.38%  11.02%
Return After Taxes on Distributions2                             25.86% 18.29%  10.73%
Return After Taxes on Distributions and Sale of Fund Shares2
                                                                 17.71% 16.33%  9.65%
CLASS B SHARES3                                                  26.98% 18.77%  11.06%
CLASS C SHARES3                                                  31.49% 18.98%  11.08%
MSCIACW4                                                         27.16% 16.87%  10.91%
LIMCCA5                                                          25.19% 14.51%  N/A

   1 The Fund's Class A Shares commenced operations on October 2, 1998. Class B Shares and Class C Shares commenced operations on August 24, 2007. The returns for the three indexes have been calculated since the inception of the Fund's Class A Shares.
   2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
   3 The Fund's Class B Shares and Class C Shares total returns for such periods are those of the Fund's Class A Shares, but adjusted to reflect the sales charges or contingent deferred sales charge (CDSC) and expenses applicable to that Class.
   4 The MSCIACW is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.
   5 The LIMCCA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the Lipper International Multi-Cap category.









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








WHAT ARE THE FUND'S FEES AND EXPENSES?




FEDERATED INTERCONTINENTAL FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B and Class C Shares of the Fund.

SHAREHOLDER FEES                                                                                        CLASS      CLASS      CLASS
                                                                                                        A          B          C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                    5.50%      None       None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption          0.00%      5.50%      1.00%
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a             None       None       None
percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable) 1                                    2.00%      2.00%      2.00%
Exchange Fee                                                                                            None       None       None

ANNUAL FUND OPERATING EXPENSES (Before Anticipated Waivers and Reduction)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee3                                                                                         1.00%      1.00%      1.00%
Distribution (12b-1) Fee                                                                                0.25%4     0.75%      0.75%
Other Expenses5                                                                                         0.72%      0.76%      0.75%
Acquired Funds Fees and Expenses6                                                                       0.01%      0.01%      0.01%
Total Annual Operating Expenses                                                                         1.98%      2.52%      2.51%
Total Waivers of Fund Expenses (contractual)                                                            0.27%      0.00%      0.00%
Total Annual Fund Operating Expenses7                                                                   1.71%      2.52%8     2.51%
1 The redemption fee is imposed upon the redemption of shares within 30 days of purchase.
2   The percentages shown are based on anticipated expenses for the fiscal period ending November 30, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in note 3 with respect to management fee), the Adviser and administrator expect to waive and the distributor expects to elect not to charge certain amounts.
  These are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November 30, 2007.
   Total Waivers and Reduction of Fund Expenses (voluntary)                                             0.19%      0.21%      0.21%
  Total Actual Annual Fund Operating Expenses (after anticipated waivers and reduction )                1.52%      2.31%      2.30%
3 Under the investment advisory contract, the Adviser is obligated to waive all or a portion of its management fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding acquired funds fees and expenses, interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class A Shares to not more than 1.70% of its daily net assets.  Any waivers or reduction of expenses by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the
  Adviser pursuant to the contractual commitment.  It is anticipated that this commitment will expire on August 24, 2009. Pursuant to this contractual commitment, the Adviser does not anticipate contractually waiving any management fee.  As a separate matter, although not contractually obligated to do so, the Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.  The management fee paid by the Fund (after anticipated waivers) is expected to be
  0.81% for the fiscal period ending November 30, 2007.
4   Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for Class A Shares during the fiscal period ending November 30, 2007.
5   Includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee. This voluntary waiver can be terminated any time. Total other expenses paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the anticipated voluntary waiver) will be 0.70%, 0.74% and 0.73%, respectively, for the fiscal period ending November 30, 2007.
6   The Fund's shareholders indirectly bear the expenses of the Acquired Funds which the Fund invests. The Fund's estimated indirect expense from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ending November 30, 2007. Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
7  The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for the Fund's Class A Shares, Class B
  Shares and Class C Shares is expected to be 1.51%, 2.30% and 2.29%, respectively for the fiscal period ending November 30, 2007.
8 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A Shares pay lower operating expenses than Class B Shares.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class A Shares, Class B Shares and Class C Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Class A Shares, Class B Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class B Shares and Class C Shares operating expenses are BEFORE ANTICIPATED WAIVERS AND REDUCTION as shown in the table and remain the same. For the Fund's Class A Shares, the one-year dollar amount and the dollar amounts for the first two years of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 1.70% (plus 0.01% of Acquired Fund Fees and Expenses) for Class A Shares. It is anticipated that this commitment will expire on August 24, 2009. Accordingly, the third and later years within the 3, 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Fund's Class A Shares without any waivers. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A:
Expenses assuming redemption        $714       $1,087      $1,510      $2,687
Expenses assuming no redemption     $714       $1,087      $1,510      $2,687
CLASS B:
Expenses assuming redemption        $805       $1,185      $1,540      $2,724
Expenses assuming no redemption     $255       $785        $1,340      $2,724
CLASS C:
Expenses assuming redemption        $354       $782        $1,335      $2,846
Expenses assuming no redemption     $254       $782        $1,335      $2,846




WHAT ARE THE FUND'S INVESTMENT STRATEGIES?



Primarily through investment in foreign companies in developed and emerging markets, the Fund attempts to achieve long-term capital appreciation in excess of the returns of broad world markets.

The Fund has a unique approach to investing internationally. In selecting securities, the Fund's investment adviser (Adviser) focuses first on country selection * identifying countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macro economic forces working in their favor, and evidence other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes among other things, growth indicators, valuation indicators, and corporate quality indicators. The Adviser believes that when this country and stock selection is performed such selectivity creates a greater potential for higher returns as compared to spreading investments across many markets.

The Adviser uses its proprietary country analysis methodology, analyzing each country's aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The Adviser believes that the foreign markets most worthy of investment have:

{circle}*rising earnings expectations
{circle}*lower valuation relative to growth
{circle}*favorable interest rate environments
{circle}*positive technical factors

Countries considered for investment must satisfy the Adviser's criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, the Adviser uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the Adviser to develop a portfolio that captures substantially all of the combined top-ranked countries' stock market movements with only a few companies per selected country. Each company must meet the Adviser's standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. The Fund invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, debentures, and convertible preferred stocks, as well as shares of exchange traded funds.


The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may use derivatives to maximize the efficiency of its country selection process.

The Fund may also, for example, use derivative contracts to:

   {circle}Obtain premiums from the sale of derivative contracts;
   {circle}Realize gains from trading a derivative contract; or {circle}Hedge against potential losses

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.







WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?

The principal securities in which the Fund invests are:

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the underlying funds may invest and in which the Fund may directly invest.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:
   {circle}it is organized under the laws of, or has a principal office located in, another country;
   {circle}the principal trading market for its securities is in another country; or
   {circle}it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Foreign securities are often denominated in foreign currencies. Along with the risks normally associated with equity securities, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the underlying fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.

DEPOSITARY RECEIPTS
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

PREFERRED STOCKS
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

WARRANTS
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.
Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

 Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). The Fund may not invest in a derivative contract if it is not permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument (or, in the case of a Reference Instrument that is an index, the securities or derivatives that comprise the index). The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as currency futures, index futures and security futures), as well as, currency forward contracts.

OPTION CONTRACTS
Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on a Reference Instrument if it is permitted to own, invest, or otherwise have economic exposure to that instrument. The Fund is not required to own a Reference Instrument, in order to buy or sell an option on that Reference Instrument.

SWAP CONTRACTS
A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.





HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, currencies, indices, or other assets or instruments (each a, "Valuation Instrument"). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

ASSET SEGREGATION

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.





WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

STOCK MARKET RISKS
The foreign exchanges on which foreign securities may be listed for trading may be less developed technologically or less regulated than those in the United States, possibly increasing the volatility and decreasing the efficiency of those markets. In addition, the value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.
 The Adviser attempts to limit market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
 Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
 Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
 Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN
ISSUERS.
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
 The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

EMERGING MARKET RISKS
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
 Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

LEVERAGE RISKS
Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.


LIQUIDITY RISKS
Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS RELATED TO COMPANY SIZE
The Fund invests in underlying Funds which, in turn, invest in companies with various market capitalizations, including small companies with less than $1.5 billion in market capitalization. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
 Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.


CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS RISK
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.









WHAT DO SHARES COST?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The Fund generally values equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Fund generally values total return swaps based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Investments in other open-end regulated investment companies are based on NAV. If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board of Directors (Board). The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

                                           MAXIMUM SALES CHARGES
                    MINIMUM
                    INITIAL/SUBSEQUENT                       CONTINGENT
                    INVESTMENT             FRONT-END         DEFERRED
 SHARES OFFERED     AMOUNTS1               SALES CHARGE2     SALES CHARGE3
 Class A            $1,500/$100            5.50%             0.00%
 Class B            $1,500/$100            None              5.50%
 Class C            $1,500/$100            None              1.00%
1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000. Purchases in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See "Purchase Limits on Class B and Class C Shares" below. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.
2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."
3 See "Sales Charge When You Redeem."
As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B or Class C Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares and Class C Shares does not always make them preferable to Class A Shares.


SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

 CLASS A SHARES
                                       Sales Charge
                                       as a Percentage     Sales Charge
                                       of Public           as a Percentage
 Purchase Amount                       Offering Price      of NAV
 Less than $50,000                     5.50%               5.82%
 $50,000 but less than $100,000        4.50%               4.71%
 $100,000 but less than $250,000       3.75%               3.90%
 $250,000 but less than $500,000       2.50%               2.56%
 $500,000 but less than $1 million     2.00%               2.04%
 $1 million or greater1                0.00%               0.00%
1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.


CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, THE SALES CHARGE AT PURCHASE OF CLASS A SHARES ONLY, MAY BE REDUCED OR ELIMINATED BY:

LARGER PURCHASES
 {circle}purchasing Class A Shares in greater quantities to reduce the applicable sales charge;


CONCURRENT AND ACCUMULATED PURCHASES
   {circle}combining concurrent purchases of and/or current investments in Class
      A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or


LETTER OF INTENT
   {circle}signing a letter of intent to purchase a qualifying amount of Class A
      Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.


PURCHASE LIMITS ON CLASS B AND CLASS C SHARES

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of Class B Shares are generally limited to $100,000 and an investor's purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts. If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.


ELIMINATING THE SALES CHARGE

CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, THE SALES CHARGE WILL BE ELIMINATED WHEN YOU PURCHASE SHARES:

      {circle}within 120 days of redeeming Shares of an equal or greater amount;

      {circle}through a financial intermediary that did not receive a dealer reallowance on the purchase;

      {circle}with reinvested dividends or capital gains;

      {circle}as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

      {circle}as a Federated Life Member (Federated shareholders who originally were issued shares through the "Liberty Account," which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

      {circle}as a Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

      {circle}pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.


SALES CHARGE WHEN YOU REDEEM
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

TO KEEP THE SALES CHARGE AS LOW AS POSSIBLE, THE FUND REDEEMS YOUR SHARES IN THIS ORDER:

   {circle}Shares that are not subject to a CDSC; and

   {circle}Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

CLASS A SHARES

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

CLASS B SHARES:
Shares Held Up To:                                                       CDSC
1 Year                                                                   5.50%
2 Years                                                                  4.75%
3 Years                                                                  4.00%
4 Years                                                                  3.00%
5 Years                                                                  2.00%
6 Years                                                                  1.00%
7 Years or More                                                          0.00%
CLASS C SHARES:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.



If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, YOU WILL NOT BE CHARGED A CDSC WHEN REDEEMING SHARES:

   {circle}following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

   {circle}representing minimum required distributions from an Individual
      Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

   {circle}purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

   {circle}purchased by Directors, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

   {circle}purchased through a financial intermediary that did not receive an advance commission on the purchase;

   {circle}purchased with reinvested dividends or capital gains;

   {circle}redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;

   {circle}purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange); or

CLASS B SHARES ONLY

   {circle}which are qualifying redemptions of Class B Shares under a Systematic
      Withdrawal Program.


FEE WHEN YOU REDEEM OR EXCHANGE
For 30 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

The 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. This redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the redemption/exchange fee on all Shares that are redeemed or exchanged within 30 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers, trust companies and retirement plan record keepers.

Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code will be subject to the redemption/exchange fee. Non-participant directed transactions such as distributions due to death, disability, health, or financial hardship will not be subject to the redemption/exchange fee. The redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption/exchange fee, please see the Fund's SAI.



HOW IS THE FUND SOLD?

The Fund offers five Share classes: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectus, may be preferable for shareholders purchasing $25,000 or more. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).



PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.


FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:


CLASS A SHARES
                                   DEALER REALLOWANCE
                                   AS A PERCENTAGE OF
 PURCHASE AMOUNT                   PUBLIC OFFERING PRICE
 Less than $50,000                 5.00%
 $50,000 but less than $100,000    4.00%
 $100,000 but less than $250,000   3.25%
 $250,000 but less than $500,000   2.25%
 $500,000 but less than $1 million 1.80%
 $1 million or greater             0.00%

ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:


CLASS A SHARES (FOR PURCHASES OVER $1 MILLION)
                               ADVANCE COMMISSION
                               AS A PERCENTAGE OF
 PURCHASE AMOUNT               PUBLIC OFFERING PRICE
 First $1 million - $5 million 0.75%
 Next $5 million - $20 million 0.50%
 Over $20 million              0.25%
Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.



                      ADVANCE COMMISSION
                      AS A PERCENTAGE OF
 CLASS B SHARES       PUBLIC OFFERING PRICE
 All Purchase Amounts Up to 5.00%
                               ADVANCE COMMISSION
                               AS A PERCENTAGE OF
 CLASS C SHARES                PUBLIC OFFERING PRICE
 All Purchase Amounts          1.00%

RULE 12B-1 FEES
The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets of the Fund's Class A Shares and 0.75% of average net assets of the Fund's Class B and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class A, Class B and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.


SERVICE FEES
The Federated Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Services Fees may include a company affiliated with management of Federated Investors, Inc. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.


ACCOUNT ADMINISTRATION FEES
The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES
The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

HOW TO PURCHASE SHARES

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through financial intermediaries may be subject to a smaller minimum investment amount. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY
{circle}Establish an account with the financial intermediary; and

{circle}Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."


DIRECTLY FROM THE FUND
{circle}Establish your account with the Fund by submitting a completed New
  Account Form; and

{circle}Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.


BY WIRE
Send your wire to:

   State Street Bank and Trust Company
   Boston, MA
   Dollar Amount of Wire
   ABA Number 011000028
   Attention: EDGEWIRE
   Wire Order Number, Dealer Number or Group Number
   Nominee/Institution Name
   Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.


BY CHECK
Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and send it to:

   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600
If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, send it to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject ANY purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to THE FEDERATED FUNDS (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.


THROUGH AN EXCHANGE
You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.


BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.


RETIREMENT INVESTMENTS
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

{circle}through a financial intermediary if you purchased Shares through a financial intermediary; or

{circle}directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.


Shares may be redeemed at the NAV next determined after the Fund receives the redemption request. If the Shares are redeemed or exchanged within 30 days of purchase, a 2% redemption/exchange fee will be charged, as more fully described previously under the sub-heading, "Fee When You Redeem or Exchange." The redemption/exchange fee will be paid to the Fund."


THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.


DIRECTLY FROM THE FUND

BY TELEPHONE
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.


BY MAIL
You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600
Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
All requests must include:

{circle}Fund Name and Share Class, account number and account registration;

{circle}amount to be redeemed or exchanged;

{circle}signatures of all shareholders exactly as registered; and

{circle}IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.


SIGNATURE GUARANTEES
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

{circle}your redemption will be sent to an address other than the address of record;

{circle}your redemption will be sent to an address of record that was changed within the last 30 days;

{circle}a redemption is payable to someone other than the shareholder(s) of record; or

{circle}IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

{circle}an electronic transfer to your account at a financial institution that is an ACH member; or

{circle}wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


REDEMPTION IN KIND
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


LIMITATIONS ON REDEMPTION PROCEEDS


Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

{circle}to allow your purchase to clear (as discussed below);

{circle}during periods of market volatility;

{circle}when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or

{circle}during any period when the Federal Reserve wire or applicable Federal
  Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

{circle}when the NYSE is closed, other than customary weekend and holiday closings;

{circle}when trading on the NYSE is restricted, as determined by the SEC; or

{circle}in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.


REDEMPTIONS FROM RETIREMENT ACCOUNTS
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.


EXCHANGE PRIVILEGE
You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

{circle}ensure that the account registrations are identical;

{circle}meet any minimum initial investment requirements; and

{circle}receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."


SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.


SYSTEMATIC WITHDRAWAL PROGRAM (SWP) ON CLASS B SHARES
You will not be charged a CDSC on SWP redemptions if:

{circle}you redeem 12% or less of your account value in a single year;

{circle}you reinvest all dividends and capital gains distributions; and

{circle}your account has at least a $10,000 balance when you establish the SWP.
  (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.


ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


SHARE CERTIFICATES
The Fund does not issue share certificates.



ACCOUNT AND SHARE INFORMATION


CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION
The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. See "What Do Shares Cost?" The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund's top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector and geographic region.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.



WHO MANAGES THE FUND?



The Board governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943 and Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 151 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $250.5 billion in assets as of March 31, 2007. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to nearly 5,500 investment professionals and institutions.

The Fund is the successor to the Rochdale Atlas Portfolio, a series of Rochdale Investment Trust pursuant to a reorganization that was completed on or about August 24, 2007. Prior to that date the Fund had no investment operations. Ms. Kaplan and Mr. Pazzanese have been the Portfolio Managers of the Fund since August 2007 and were the portfolio managers of the Rochdale Atlas Portfolio, a series of Rochdale Investment Trust since February 2004 and January 2007 respectively.




PORTFOLIO MANAGEMENT INFORMATION

AUDREY H. KAPLAN
Ms. Kaplan has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President in Quantitative Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Quantitative Analyst Consultant with the Hedge Fund Expansion Strategy of BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999. Ms. Kaplan has 18 years of experience in quantitative analysis, portfolio strategy, and research. Ms. Kaplan earned her B.S. in computer and systems engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.


GEOFFREY C. PAZZANESE
Mr. Pazzanese has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst from January 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master's degree in International Management from Thunderbird School of Global Management.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES
The Fund's investment advisory contract provides for payment to the Adviser of 1.00% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.







LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS




The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The Fund's fiscal year is November 30. As Class B Shares and Class C Shares first fiscal year will end on November 30, 2007, the Fund's audited finical information for those classes is not available as of the date of this prospectus.

Rochdale Atlas Portfolio (Predecessor Fund), a portfolio of the Rochdale Investment Trust, was reorganized into Federated InterContinental Fund (Fund), a portfolio of Federated Equity Funds, Class A Shares on or about August 24, 2007. Prior to the reorganization, the Fund has no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund's operation.

The information has been audited by Tait, Weller & Baker LLP, Independent registered public accounting firm. Their report and the Predecessor Fund's financial statements are included in the Predecessor Fund's 2006 Annual Report.

FINANCIAL HIGHLIGHTS


For a capital share outstanding throughout each period.

YEAR ENDED DECEMBER 31                                      2006     2005     2004     2003      2002
NET ASSET VALUE,                                          $43.69   $36.32   $29.77   $21.74    $24.37
BEGINNING OF PERIOD
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income                                       0.72     0.38     0.05     0.19      0.20
Net realized and unrealized gain (loss) on investments     13.78     7.27     6.75     8.01    (2.63)
Total from investment operations                           14.50     7.65     6.80     8.20    (2.43)
LESS DISTRIBUTIONS:
From net investment income                                (0.65)   (0.28)   (0.25)   (0.17)    (0.21)
From net realized gain                                    (0.57)       --       --       --        --
Total distributions                                       (1.22)   (0.28)   (0.25)   (0.17)    (0.21)
Paid in capital from redemption fees                        0.01    --(1)       --       --      0.01
Net Asset Value, End of Period                            $56.98   $43.69   $36.32   $29.77    $21.74
Total Return                                              33.26%   21.07%   22.96%   37.76%   (9.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                      $273.6   $135.1    $59.2    $37.5     $28.1
Portfolio turnover rate                                   56.42%   38.97%   77.33%   54.68%    34.53%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed/recouped          1.70%    1.65%    1.73%    1.54%     1.64%
After fees waived an expenses absorbed/recouped            1.70%    1.65%    1.73%    1.54%     1.64%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed/recouped          1.38%    1.15%    0.20%    0.91%     0.54%
After fees waived and expenses absorbed/recouped           1.38%    1.15%    0.20%    0.91%     0.54%

(1) Less than $0.01 per share




APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following charts provide additional hypothetical information about the effect of the Fund`s expenses, including investment advisory fees and other Fund costs, on the Fund`s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund`s annual expense ratio stays the same throughout the 10-year period (except for Class B Shares, which convert to Class A Shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.






FEDERATED INTERCONTINENTAL FUND - CLASS A SHARES

ANNUAL EXPENSE RATIO: 1.71%

MAXIMUM FRONT-END SALES CHARGE: 5.50%

YEAR        HYPOTHETICAL  HYPOTHETICAL  INVESTMENT  HYPOTHETICAL      HYPOTHETICAL
             BEGINNING     PERFORMANCE   AFTER      EXPENSES          ENDING
            INVESTMENT     EARNINGS     RETURNS                       INVESTMENT

            $10,000.00    $472.50       $9,922.50       $714.25       $9,760.91
1
2           $9,760.91     $488.05       $10,248.96      $169.66       $10,082.04
GROSS                                                   ANNUAL EXPENSE RATIO: 1.98%
3           $10,082.04    $504.10       $10,586.14      $202.64       $10,386.52
4           $10,386.52    $519.33       $10,905.85      $208.76       $10,700.19
5           $10,700.19    $535.01       $11,235.20      $215.06       $11,023.34
6           $11,023.34    $551.17       $11,574.51      $221.56       $11,356.24
7           $11,356.24    $567.81       $11,924.05      $228.25       $11,699.20
8           $11,699.20    $584.96       $12,284.16      $235.14       $12,052.52
9           $12,052.52    $602.63       $12,655.15      $242.24       $12,416.51
10          $12,416.51    $620.83       $13,037.34      $249.56       $12,791.49
CUMULATIVE                $5,446.39                     $2,687.12


CLASS B SHARES
ANNUAL EXPENSE RATIO: 2.52%
MAXIMUM FRONT-END SALES CHARGE:  NONE
-------------------------------------------------------------------------------
YEAR      ||HYPOTHETICAL||HYPOTHETICAL||INVESTMENT||HYPOTHETICAL ||HYPOTHETICAL
          || BEGINNING  || PERFORMANCE||AFTER     || EXPENSES    || ENDING
          ||INVESTMENT  ||EARNINGS    ||RETURNS   ||             ||INVESTMENT
-------------------------------------------------------------------------------
1         ||$10,000.00  ||$500.00     ||$10,500.00||$255.12      ||$10,248.00
-------------------------------------------------------------------------------
2         ||$10,248.00  ||$512.40     ||$10,760.40||$261.45      ||$10,502.15
-------------------------------------------------------------------------------
3         ||$10,502.15  ||$525.11     ||$11,027.26||$267.94      ||$10,762.60
-------------------------------------------------------------------------------
4         ||$10,762.60  ||$538.13     ||$11,300.73||$274.58      ||$11,029.51
-------------------------------------------------------------------------------
5         ||$11,029.51  ||$551.48     ||$11,580.99||$281.39      ||$11,303.04
-------------------------------------------------------------------------------
6         ||$11,303.04  ||$565.15     ||$11,868.19||$288.37      ||$11,583.36
-------------------------------------------------------------------------------
7         ||$11,583.36  ||$579.17     ||$12,162.53||$295.52      ||$11,870.63
-------------------------------------------------------------------------------
8         ||$11,870.63  ||$593.53     ||$12,464.16||$302.85      ||$12,165.02
-------------------------------------------------------------------------------
CONVERTS FROM CLASS B TO CLASS A      ||          ||ANNUAL EXPENSE RATIO: 1.98%
-------------------------------------------------------------------------------
9         ||$12,165.02  ||$608.25     ||$12,773.27||$244.50      ||$12,532.40
-------------------------------------------------------------------------------
10        ||$12,532.40  ||$626.62     ||$13,159.02||$251.89      ||$12,910.88
-------------------------------------------------------------------------------
CUMULATIVE||            ||$5,599.84   ||          ||$2,723.61    ||
-------------------------------------------------------------------------------


CLASS C SHARES
ANNUAL EXPENSE RATIO: 2.51%
MAXIMUM FRONT-END SALES CHARGE: NONE
--------------------------------------------------------------------------------
|YEAR      ||HYPOTHETICAL||HYPOTHETICAL||INVESTMENT||HYPOTHETICAL||HYPOTHETICAL|
|          || BEGINNING  || PERFORMANCE|| AFTER    ||EXPENSES    ||ENDING      |
|          ||INVESTMENT  || EARNINGS   ||RETURNS   ||            ||INVESTMENT  |
--------------------------------------------------------------------------------
|1         ||$10,000.00  ||$500.00     ||$10,500.00||$254.12     ||$10,249.00  |
--------------------------------------------------------------------------------
|2         ||$10,249.00  ||$512.45     ||$10,761.45||$260.45     ||$10,504.20  |
--------------------------------------------------------------------------------
|3         ||$10,504.20  ||$525.21     ||$11,029.41||$266.94     ||$10,765.75  |
--------------------------------------------------------------------------------
|4         ||$10,765.75  ||$538.29     ||$11,304.04||$273.58     ||$11,033.82  |
--------------------------------------------------------------------------------
|5         ||$11,033.82  ||$551.69     ||$11,585.51||$280.40     ||$11,308.56  |
--------------------------------------------------------------------------------
|6         ||$11,308.56  ||$565.43     ||$11,873.99||$287.38     ||$11,590.14  |
--------------------------------------------------------------------------------
|7         ||$11,590.14  ||$579.51     ||$12,169.65||$294.53     ||$11,878.73  |
--------------------------------------------------------------------------------
|8         ||$11,878.73  ||$593.94     ||$12,472.67||$301.87     ||$12,174.51  |
--------------------------------------------------------------------------------
|9         ||$12,174.51  ||$608.73     ||$12,783.24||$309.38     ||$12,477.66  |
--------------------------------------------------------------------------------
|10        ||$12,477.66  ||$623.88     ||$13,101.54||$317.09     ||$12,788.35  |
--------------------------------------------------------------------------------
|CUMULATIVE||            ||$5,599.13   ||          ||$2,845.74   ||            |
--------------------------------------------------------------------------------

A SAI dated June 25, 2007, includes additional information about the Fund and is incorporated by reference into this prospectus. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-4017

Cusip 314172511
Cusip 314172495
Cusip 314172487




36893 (7/07)








                                     10














FEDERATED INTERCONTINENTAL FUND

A PORTFOLIO OF FEDERATED EQUITY FUNDS

PROSPECTUS

JUNE 25, 2007

CLASS K SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in equity securities of foreign companies in both developed and emerging markets.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                      CONTENTS
                                      Risk/Return Summary
                                      What are the Fund's Fees and Expenses?
                                      What are the Fund's Investment Strategies?
                                      What are the Principal Securities in Which the Fund Invests?
                                      What are the Specific Risks of Investing in the Fund?
                                      What Do Shares Cost?
                                      How is the Fund Sold?
                                      Payments to Financial Intermediaries
                                      How to Purchase Shares
                                      How to Redeem and Exchange Shares
                                      Account and Share Information
                                      Who Manages the Fund?
                                      Legal Proceedings
                                      Financial Information
                                      Appendix A: Hypothetical Investment and
                                      Expense Information

NOT FDIC INSURED  *  MAY LOSE VALUE  *  NO BANK GUARANTEE

RISK/RETURN SUMMARY


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to seek long-term capital appreciation.
While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


The Fund invests primarily in equity securities of foreign companies in both developed and emerging foreign markets. In selecting securities, the Fund's investment adviser (Adviser) focuses first on country selection * identifying countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macro economic forces working in their favor, and evidence other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes among other things, growth indicators, valuation indicators, and corporate quality indicators. The Fund may invest in derivative contracts to implement its investment strategy as more fully discussed herein.






WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

*STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
*RISKS OF FOREIGN INVESTING. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

* RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
*CURRENCY RISKS. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
*EMERGING MARKETS RISKS. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
*LIQUIDITY RISKS. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
*RISKS RELATED TO COMPANY SIZE. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
*EXCHANGE-TRADED FUNDS RISKS. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.
*RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.
*CREDIT RISKS. Includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations.
*LEVERAGE RISKS. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
*CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.




RISK/RETURN BAR CHART AND TABLE
The Fund is the successor to the Rochdale Atlas Portfolio pursuant to a reorganization on or about August 24, 2007. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to August 24, 2007, is historical information for the Rochdale Atlas Portfolio. Rochdale Atlas Portfolio was managed by Rochdale Investment Management and had the same investment objectives and similar strategies as the Fund.

The Fund's Class K Shares commenced operations on August 24, 2007. For the period prior to the commencement of operations of Class K Shares, the performance information shown in the bar chart below is for the Fund's Class A Shares, adjusted to reflect the expenses of the Class K Shares.

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.


The `y' axis reflects the "% Total Return" beginning with "-25" and increasing in increments of 0.5% up to 0.45%.


The `x' axis represents calculation periods from the earliest first full calendar year end of the Fund's start of business through the calendar year ended 2006. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2006. The percentages noted are: 29.78%, (21.00)% and (20.62)%, (10.21)%, 37.13%, 22.69%, 20.72% and 33.93%
respectively.



The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class K Shares total return for the three-month period from January 1, 2007 to March 31, 2007 was 3.31%.

Within the period shown in the bar chart, the Fund's Class K Shares highest quarterly return was 17.56% (quarter ended June 30, 2003). Its lowest quarterly return was (17.04) % (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN TABLE

The Average Annual Total Returns for the Fund's Class K Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for Class K Shares. The table also shows returns for the MSCI All Country World ex USA Index (MSCIACW), a broad-based market index and the Lipper International Multi-Cap Core Category Average (LIMCCA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes and averages are unmanaged and it is not possible to invest directly in an index or average.

 (For the periods ended December 31, 2006)


                         1 YEAR 5 YEARS START OF PERFOMANCE1
 CLASS K SHARES2
 Return Before Taxes     32.93% 19.38%  11.45%
 MSCIACW3                27.16% 16.87%  10.91%
 LMCCA4                  25.19% 14.51%  N/A

   1 The Fund's Class A Shares commenced operations on October 2, 1998. Class K Shares commenced operations on August 24, 2007. The returns for the three indexes have been calculated since the inception of the Fund's Class A Shares.
   2 The Fund's Class K Shares total returns for such periods are those of the Fund's Class A Shares, but adjusted to reflect the sales charges or contingent deferred sales charge (CDSC) and expenses applicable to that Class.
   3 The MSCIACW is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.
   4 The LIMCCA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the Lipper International Multi-Cap category.

WHAT ARE THE FUND'S FEES AND EXPENSES?




FEDERATED INTERCONTINENTAL FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

SHAREHOLDER FEES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                   None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds,               None
as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of              None
offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable) 1                                                   2.00%
Exchange Fee                                                                                                           None

ANNUAL FUND OPERATING EXPENSES (Before Anticipated Waivers)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee3                                                                                                        1.00%
Distribution (12b-1) Fee                                                                                               0.50%
Other Expenses4                                                                                                        0.66%
Acquired Funds Fees and Expenses5                                                                                      0.01%
Total Annual Fund Operating Expenses6                                                                                  2.17%
1    The redemption fee is imposed upon the redemption of shares within 30 days of purchase.
2    The percentages shown are based on anticipated expenses for the fiscal period ending November 30, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal period ending November
  30, 2007.
   Total Waivers of Fund Expenses                                                                                      0.21%
  Total Actual Annual Fund Operating Expenses (after anticipated voluntary waivers and reimbursement)                  1.96%
3 The Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.
  The management fee paid by the Fund (after anticipated waivers) is expected to be 0.81% for the fiscal period ending November 30,
  2007.
4   Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to
  Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee. This voluntary waiver can be terminated any time. Total other expenses paid by the Fund's Class K Shares (after the anticipated voluntary waiver) will be
  0.64% for the fiscal period ending November 30, 2007.
5   The Fund's shareholders indirectly bear the expenses of the Acquired Funds which the Fund invests. The Fund's estimated indirect expense from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ending November 30, 2007. Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
6  The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for the Fund's Class K Shares is expected to be 1.95% for the fiscal period ending November 30, 2007.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class K Shares with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund's Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class K Shares operating expenses are BEFORE ANTICIPATED WAIVERS as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


 1 Year       $220
 3 Years      $679
 5 Years      $1,164
 10 Years     $2,503




WHAT ARE THE FUND'S INVESTMENT STRATEGIES?



Primarily through investment in foreign companies in developed and emerging markets, the Fund attempts to achieve long-term capital appreciation in excess of the returns of broad world markets.

The Fund has a unique approach to investing internationally. In selecting securities, the Fund's investment adviser (Adviser) focuses first on country selection * identifying countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macro economic forces working in their favor, and evidence other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes among other things, growth indicators, valuation indicators, and corporate quality indicators. The Adviser believes that when this country and stock selection is performed such selectivity creates a greater potential for higher returns as compared to spreading investments across many markets.

The Adviser uses its proprietary country analysis methodology, analyzing each country's aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The Adviser believes that foreign markets most worthy of investment have:

{circle}*rising earnings expectations
{circle}*lower valuation relative to growth
{circle}*favorable interest rate environments
{circle}*positive technical factors

Countries considered for investment must satisfy the Adviser's criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, the Adviser uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the Adviser to develop a portfolio that captures substantially all of the combined top-ranked countries' stock market movements with only a few companies per selected country. Each company must meet the Adviser's standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. The Fund invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, debentures, and convertible preferred stocks, as well as shares of exchange traded funds.


The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may use derivatives to maximize the efficiency of its country selection process.

The Fund may also, for example, use derivative contracts to:

   {circle}Obtain premiums from the sale of derivative contracts;
   {circle}Realize gains from trading a derivative contract; or {circle}Hedge against potential losses

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.




WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?

The principal securities in which the Fund invests are:

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the underlying funds may invest and in which the Fund may directly invest.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:
   {circle}it is organized under the laws of, or has a principal office located in, another country;
   {circle}the principal trading market for its securities is in another country; or
   {circle}it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Foreign securities are often denominated in foreign currencies. Along with the risks normally associated with equity securities, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the underlying fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.

DEPOSITARY RECEIPTS
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

PREFERRED STOCKS
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

WARRANTS
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.
Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

 Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). The Fund may not invest in a derivative contract if it is not permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument (or, in the case of a Reference Instrument that is an index, the securities or derivatives that comprise the index). The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as currency futures, index futures and security futures), as well as, currency forward contracts.

OPTION CONTRACTS
Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on a Reference Instrument if it is permitted to own, invest, or otherwise have economic exposure to that instrument. The Fund is not required to own a Reference Instrument, in order to buy or sell an option on that Reference Instrument.

SWAP CONTRACTS
A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.







HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, currencies, indices, or other assets or instruments (each a, "Valuation Instrument"). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

ASSET SEGREGATION

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.



WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

STOCK MARKET RISKS
The foreign exchanges on which foreign securities may be listed for trading may be less developed technologically or less regulated than those in the United States, possibly increasing the volatility and decreasing the efficiency of those markets. In addition, the value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.
 The Adviser attempts to limit market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
 Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
 Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
 Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN
ISSUERS.
 Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
 The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

EMERGING MARKET RISKS
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
 Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

LEVERAGE RISKS
Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.


LIQUIDITY RISKS
Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS RELATED TO COMPANY SIZE
The Fund invests in underlying Funds which, in turn, invest in companies with various market capitalizations, including small companies with less than $1.5 billion in market capitalization. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
 Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.


CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS RISK
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.









WHAT DO SHARES COST?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund's Class K Shares do not charge a front-end sales charge. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The Fund generally values equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Fund generally values total return swaps based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Investments in other open-end regulated investment companies are based on NAV. If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board of Directors (Board). The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.


FEE WHEN YOU REDEEM OR EXCHANGE
For 30 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

The 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. This redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the redemption/exchange fee on all Shares that are redeemed or exchanged within 30 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers, trust companies and retirement plan record keepers.

Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code will be subject to the redemption/exchange fee. Non-participant directed transactions such as distributions due to death, disability, health, or financial hardship will not be subject to the redemption/exchange fee. The redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption/exchange fee, please see the Fund's SAI.



HOW IS THE FUND SOLD?

The Fund offers five Share classes: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares each representing interests in a single portfolio of securities. This prospectus relates only to Class K Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).



PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.


RULE 12B-1 FEES
The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class K Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.


RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES
The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

HOW TO PURCHASE SHARES

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively.

An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through financial intermediaries may be subject to a smaller minimum investment amount. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.


THROUGH A FINANCIAL INTERMEDIARY
{circle}Establish an account with the financial intermediary; and

{circle}Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."


DIRECTLY FROM THE FUND
{circle}Establish your account with the Fund by submitting a completed New
  Account Form; and

{circle}Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.


BY WIRE
Send your wire to:

   State Street Bank and Trust Company
   Boston, MA
   Dollar Amount of Wire
   ABA Number 011000028
   Attention: EDGEWIRE
   Wire Order Number, Dealer Number or Group Number
   Nominee/Institution Name
   Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.


BY CHECK
Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and send it to:

   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600
If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, send it to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject ANY purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to THE FEDERATED FUNDS (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.


THROUGH AN EXCHANGE
You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.


BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

{circle}through a financial intermediary if you purchased Shares through a financial intermediary; or

{circle}directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.


Shares may be redeemed at the NAV next determined after the Fund receives the redemption request. If the Shares are redeemed or exchanged within 30 days of purchase, a 2% redemption/exchange fee will be charged, as more fully described previously under the sub-heading, "Fee When You Redeem or Exchange." The redemption/exchange fee will be paid to the Fund."


THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.


DIRECTLY FROM THE FUND

BY TELEPHONE
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.


BY MAIL
You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
All requests must include:

{circle}Fund Name and Share Class, account number and account registration;

{circle}amount to be redeemed or exchanged;

{circle}signatures of all shareholders exactly as registered; and

{circle}IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.


SIGNATURE GUARANTEES
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

{circle}your redemption will be sent to an address other than the address of record;

{circle}your redemption will be sent to an address of record that was changed within the last 30 days;

{circle}a redemption is payable to someone other than the shareholder(s) of record; or

{circle}IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

{circle}an electronic transfer to your account at a financial institution that is an ACH member; or

{circle}wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


REDEMPTION IN KIND
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


LIMITATIONS ON REDEMPTION PROCEEDS


Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

{circle}to allow your purchase to clear (as discussed below);

{circle}during periods of market volatility;

{circle}when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or

{circle}during any period when the Federal Reserve wire or applicable Federal
  Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

{circle}when the NYSE is closed, other than customary weekend and holiday closings;

{circle}when trading on the NYSE is restricted, as determined by the SEC; or

{circle}in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.


EXCHANGE PRIVILEGE
You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

{circle}ensure that the account registrations are identical;

{circle}meet any minimum initial investment requirements; and

{circle}receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."


SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.


ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


SHARE CERTIFICATES
The Fund does not issue share certificates.



ACCOUNT AND SHARE INFORMATION


CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION
The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. See "What Do Shares Cost?" The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund's top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector and geographic region.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.



WHO MANAGES THE FUND?



The Board governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943 and Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 151 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $250.5 billion in assets as of March 31, 2007. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to nearly 5,500 investment professionals and institutions.

The Fund is the successor to the Rochdale Atlas Portfolio, a series of Rochdale Investment Trust pursuant to a reorganization that was completed on or about August 24, 2007. Prior to that date the Fund had no investment operations. Ms. Kaplan and Mr. Pazzanese have been the Portfolio Managers of the Fund since August 2007 and were the portfolio managers of the Rochdale Atlas Portfolio, a series of Rochdale Investment Trust since February 2004 and January 2007 respectively.


PORTFOLIO MANAGEMENT INFORMATION

AUDREY H. KAPLAN
Ms. Kaplan has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President in Quantitative Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Quantitative Analyst Consultant with the Hedge Fund Expansion Strategy of BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999. Ms. Kaplan has 18 years of experience in quantitative analysis, portfolio strategy, and research. Ms. Kaplan earned her B.S. in computer and systems engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.


GEOFFREY C. PAZZANESE
Mr. Pazzanese has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst from January 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master's degree in International Management from Thunderbird School of Global Management.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES
The Fund's investment advisory contract provides for payment to the Adviser of 1.00% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.







LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

FINANCIAL INFORMATION




FINANCIAL HIGHLIGHTS
The Fund's fiscal year end is November 30. As the Class's first fiscal year will end on November 30, 2007, the Fund's audited financial information is not available as of the date of this prospectus.

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following chart provides additional hypothetical information about the effect of the Fund`s expenses, including investment advisory fees and other Fund costs, on the Fund`s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund`s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED INTERCONTINENTAL FUND - CLASS K SHARES
ANNUAL EXPENSE RATIO: 2.17%
MAXIMUM FRONT-END SALES CHARGE: NONE
 Year        Hypothetical  Hypothetical  Investment  Hypothetical  Hypothetical
              Beginning     Performance   After      Expenses      Ending
             Investment     Earnings     Returns                   Investment
 1           $10,000.00    $500.00       $10,500.00  $220.07       $10,283.00
 2           $10,283.00    $514.15       $10,797.15  $226.30       $10,574.01
 3           $10,574.01    $528.70       $11,102.71  $232.70       $10,873.25
 4           $10,873.25    $543.66       $11,416.91  $239.29       $11,180.96
 5           $11,180.96    $559.05       $11,740.01  $246.06       $11,497.38
 6           $11,497.38    $574.87       $12,072.25  $253.02       $11,822.76
 7           $11,822.76    $591.14       $12,413.90  $260.18       $12,157.34
 8           $12,157.34    $607.87       $12,765.21  $267.55       $12,501.39
 9           $12,501.39    $625.07       $13,126.46  $275.12       $12,855.18
 10          $12,855.18    $642.76       $13,497.94  $282.90       $13,218.98
 CUMULATIVE                $5,687.27                 $2,503.19

A SAI dated June 25, 2007, includes additional information about the Fund and is incorporated by reference into this prospectus. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-4017




Cusip 314172479


36896 (7/07)

FEDERATED INTERCONTINENTAL FUND

A PORTFOLIO OF FEDERATED EQUITY FUNDS

PROSPECTUS

JUNE 25, 2007

INSTITUTIONAL SHARES


A mutual fund seeking long-term capital appreciation by investing primarily in equity securities of foreign companies in both developed and emerging markets.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                      CONTENTS
                                      Risk/Return Summary
                                      What are the Fund's Fees and Expenses?
                                      What are the Fund's Investment Strategies?
                                      What are the Principal Securities in Which the Fund Invests?
                                      What are the Specific Risks of Investing in the Fund?
                                      What Do Shares Cost?
                                      How is the Fund Sold?
                                      Payments to Financial Intermediaries
                                      How to Purchase Shares
                                      How to Redeem and Exchange Shares
                                      Account and Share Information
                                      Who Manages the Fund?
                                      Legal Proceedings
                                      Financial Information
                                      Appendix A: Hypothetical Investment and
                                      Expense Information

NOT FDIC INSURED  *  MAY LOSE VALUE  *  NO BANK GUARANTEE

RISK/RETURN SUMMARY


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to seek long-term capital appreciation.
While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?




The Fund invests primarily in equity securities of foreign companies in both developed and emerging foreign markets. In selecting securities, the Fund's investment adviser (Adviser) focuses first on country selection * identifying countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macro economic forces working in their favor, and evidence other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes among other things, growth indicators, valuation indicators, and corporate quality indicators. The Fund may invest in derivative contracts to implement its investment strategy as more fully discussed herein.






WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?




All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  * STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
  * RISKS OF FOREIGN INVESTING. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN
ISSUERS.
  * Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
*CURRENCY RISKS. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
*EMERGING MARKETS RISKS. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
*LIQUIDITY RISKS. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
*RISKS RELATED TO COMPANY SIZE. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
*EXCHANGE-TRADED FUNDS RISKS. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.
*RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.
*CREDIT RISKS. Includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations.
*LEVERAGE RISKS. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
*CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.






RISK/RETURN BAR CHART AND TABLE




The Fund is the successor to the Rochdale Atlas Portfolio pursuant to a reorganization on or about August 24, 2007. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to August 24, 2007, is historical information for the Rochdale Atlas Portfolio. Rochdale Atlas Portfolio was managed by Rochdale Investment Management and had the same investment objectives and similar strategies as the Fund.

   The Fund's Institutional Shares commenced operations on August 24, 2007. For the period prior to the commencement of operations of Institutional Shares, the performance information shown in the bar chart below is for the Rochdale Atlas Portfolio. The performance of the Rochdale Atlas Portfolio has not been adjusted to reflect the expense of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Rochdale Atlas Portfolio.

   The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




The `y' axis reflects the "% Total Return" beginning with "-25" and increasing in increments of 0.5% up to 0.45%.


The `x' axis represents calculation periods from the earliest first full calendar year end of the Fund's start of business through the calendar year ended 2006. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2006. The percentages noted are: 29.82%, (20.64)% ,(20.21)%, (9.92)%, 37.76%, 22.96%, 21.07% and 33.26%
respectively.





The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Institutional Shares total return for the three-month period from January 1, 2007 to March 31, 2007 was 3.37%.

Within the period shown in the bar chart, the Fund's Institutional Shares highest quarterly return was 17.67% (quarter ended June 30, 2003). Its lowest quarterly return was (16.97)% (quarter ended September 30, 2002).





AVERAGE ANNUAL TOTAL RETURN TABLE

The Average Annual Total Returns for the Fund's Institutional Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for Institutional Shares. In addition, Return After Taxes is shown to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI All Country World ex USA Index (MSCIACW), a broad-based market index and the Lipper International Multi-Cap Core Category Average (LIMCCA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes and averages are unmanaged and it is not possible to invest directly in an index or average.



(For the periods ended December 31, 2006)


                                                                 1 YEAR 5 YEARS START OF PERFOMANCE1
INSTITUTIONAL SHARES2
Return Before Taxes                                              33.26% 19.73%  11.79%
Return After Taxes on Distributions3                             33.18% 19.64%  11.50%
Return After Taxes on Distributions and Sale of Fund Shares3
                                                                 22.52% 17.57%  10.36%
MSCIACW4                                                         27.16% 16.87%  10.91%
LMCCA5                                                           25.19% 14.51%  N/A

   1 The Fund's Class A Shares commenced operations on October 2, 1998. Institutional Shares commenced operations on August 24, 2007. The returns for the three indexes have been calculated since the inception of the Fund's Class A Shares.
   2 The Fund's Institutional Shares total returns for such periods are those of the Fund's Class A Shares, but adjusted to reflect the sales charges or contingent deferred sales charge (CDSC) applicable to that Class.
   3 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
   4 The MSCIACW is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.
   5 The LIMCCA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the Lipper International Multi-Cap category.

WHAT ARE THE FUND'S FEES AND EXPENSES?




FEDERATED INTERCONTINENTAL FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                   None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds,               None
as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of              None
offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable) 1                                                   2.00%
Exchange Fee                                                                                                           None

ANNUAL FUND OPERATING EXPENSES (Before Anticipated Waivers and Reimbursement)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee3                                                                                                        1.00%
Distribution (12b-1) Fee                                                                                               None
Other Expenses4                                                                                                        0.44%
Acquired Funds Fees and Expenses5                                                                                      0.01%
Total Annual Fund Operating Expenses6                                                                                  1.45%
1 The redemption fee is imposed upon the redemption of shares within 30 days of purchase.
2   The percentages shown are based on anticipated expenses for the fiscal period ending November 30, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal period ending
  November 30, 2007.
   Total Waivers and Reimbursement of Fund Expenses                                                                    0.24%
  Total Actual Annual Fund Operating Expenses (after anticipated voluntary waivers and reimbursement )                 1.21%
3 The Adviser expects to voluntarily waive a portion of its management fee.  This voluntary waiver can be terminated at any time.
  The management fee paid by the Fund (after anticipated waivers) is expected to be 0.81% for the fiscal period ending November 30,
  2007.
4   The administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. This voluntary waiver/reimbursement can be terminated any time. Total other expenses paid by the
  Fund's Institutional Shares (after the anticipated voluntary waiver/reimbursement) will be 0.39% for the fiscal period ending
  November 30, 2007.
5   The Fund's shareholders indirectly bear the expenses of the Acquired Funds which the Fund invests. The Fund's estimated indirect expense from investing in the Acquired Funds is based upon the average allocation of the Fund's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ending November 30, 2007. Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
6  The Actual Annual Fund Operating Expenses excluding "Acquired Funds Fees and Expenses" for the Fund's Institutional Shares is
  expected to be 1.20% for the fiscal period ending November 30, 2007.



EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are BEFORE ANTICIPATED WAIVERS AND REIMBURSEMENT as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


 1 Year       $148
 3 Years      $459
 5 Years      $792
 10 Years     $1,735




WHAT ARE THE FUND'S INVESTMENT STRATEGIES?



Primarily through investment in foreign companies in developed and emerging markets, the Fund attempts to achieve long-term capital appreciation in excess of the returns of broad world markets.

The Fund has a unique approach to investing internationally. In selecting securities, the Fund's investment adviser (Adviser) focuses first on country selection * identifying countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macro economic forces working in their favor, and evidence other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes among other things, growth indicators, valuation indicators, and corporate quality indicators. The Adviser believes that when this country and stock selection is performed such selectivity creates a greater potential for higher returns as compared to spreading investments across many markets.

The Adviser uses its proprietary country analysis methodology, analyzing each country's aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The Adviser believes that foreign markets most worthy of investment have:

{circle}*rising earnings expectations
{circle}*lower valuation relative to growth
{circle}*favorable interest rate environments
{circle}*positive technical factors

Countries considered for investment must satisfy the Adviser's criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, the Adviser uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the Adviser to develop a portfolio that captures substantially all of the combined top-ranked countries' stock market movements with only a few companies per selected country. Each company must meet the Adviser's standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. The Fund invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, debentures, and convertible preferred stocks, as well as shares of exchange traded funds.


The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may use derivatives to maximize the efficiency of its country selection process.

The Fund may also, for example, use derivative contracts to:

   {circle}Obtain premiums from the sale of derivative contracts;
   {circle}Realize gains from trading a derivative contract; or {circle}Hedge against potential losses

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.







WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?

The principal securities in which the Fund invests are:

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the underlying funds may invest and in which the Fund may directly invest.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:
   {circle}it is organized under the laws of, or has a principal office located in, another country;
   {circle}the principal trading market for its securities is in another country; or
   {circle}it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Foreign securities are often denominated in foreign currencies. Along with the risks normally associated with equity securities, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the underlying fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.

DEPOSITARY RECEIPTS
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

PREFERRED STOCKS
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

WARRANTS
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.
Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

 Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). The Fund may not invest in a derivative contract if it is not permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument (or, in the case of a Reference Instrument that is an index, the securities or derivatives that comprise the index). The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as currency futures, index futures and security futures), as well as, currency forward contracts.

OPTION CONTRACTS
Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on a Reference Instrument if it is permitted to own, invest, or otherwise have economic exposure to that instrument. The Fund is not required to own a Reference Instrument, in order to buy or sell an option on that Reference Instrument.

SWAP CONTRACTS
A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.





HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, currencies, indices, or other assets or instruments (each a, "Valuation Instrument"). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.



ASSET SEGREGATION

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.





WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

STOCK MARKET RISKS
The foreign exchanges on which foreign securities may be listed for trading may be less developed technologically or less regulated than those in the United States, possibly increasing the volatility and decreasing the efficiency of those markets. In addition, the value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.
 The Adviser attempts to limit market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
 Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
 Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
 Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN
ISSUERS.
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
 The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

EMERGING MARKET RISKS
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
 Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

LEVERAGE RISKS
Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.


LIQUIDITY RISKS
Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS RELATED TO COMPANY SIZE
The Fund invests in underlying Funds which, in turn, invest in companies with various market capitalizations, including small companies with less than $1.5 billion in market capitalization. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
 Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.


CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS RISK
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.









WHAT DO SHARES COST?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund's Institutional Shares do not charge a front-end sales charge. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The Fund generally values equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Fund generally values total return swaps based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Investments in other open-end regulated investment companies are based on NAV. If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board of Directors (Board). The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.


FEE WHEN YOU REDEEM OR EXCHANGE
For 30 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

The 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. This redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the redemption/exchange fee on all Shares that are redeemed or exchanged within 30 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers, trust companies and retirement plan record keepers.

Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code will be subject to the redemption/exchange fee. Non-participant directed transactions such as distributions due to death, disability, health, or financial hardship will not be subject to the redemption/exchange fee. The redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption/exchange fee, please see the Fund's SAI.



HOW IS THE FUND SOLD?

The Fund offers five Share classes: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectus, may be preferable for shareholders purchasing $1,500 or more. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).



PAYMENTS TO FINANCIAL INTERMEDIARIES



The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.


RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES
The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.





HOW TO PURCHASE SHARES

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through financial intermediaries may be subject to a smaller minimum investment amount. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.


THROUGH A FINANCIAL INTERMEDIARY
{circle}Establish an account with the financial intermediary; and

{circle}Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."


DIRECTLY FROM THE FUND
{circle}Establish your account with the Fund by submitting a completed New
  Account Form; and

{circle}Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.


BY WIRE
Send your wire to:

   State Street Bank and Trust Company
   Boston, MA
   Dollar Amount of Wire
   ABA Number 011000028
   Attention: EDGEWIRE
   Wire Order Number, Dealer Number or Group Number
   Nominee/Institution Name
   Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.


BY CHECK
Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and send it to:

   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600
If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, send it to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject ANY purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to THE FEDERATED FUNDS (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.


THROUGH AN EXCHANGE
You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.


BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

{circle}through a financial intermediary if you purchased Shares through a financial intermediary; or

{circle}directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.


Shares may be redeemed at the NAV next determined after the Fund receives the redemption request. If the Shares are redeemed or exchanged within 30 days of purchase, a 2% redemption/exchange fee will be charged, as more fully described previously under the sub-heading, "Fee When You Redeem or Exchange." The redemption/exchange fee will be paid to the Fund."


THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.


DIRECTLY FROM THE FUND

BY TELEPHONE
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.


BY MAIL
You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600
Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
All requests must include:

{circle}Fund Name and Share Class, account number and account registration;

{circle}amount to be redeemed or exchanged;

{circle}signatures of all shareholders exactly as registered; and

{circle}IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.


SIGNATURE GUARANTEES
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

{circle}your redemption will be sent to an address other than the address of record;

{circle}your redemption will be sent to an address of record that was changed within the last 30 days;

{circle}a redemption is payable to someone other than the shareholder(s) of record; or

{circle}IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

{circle}an electronic transfer to your account at a financial institution that is an ACH member; or

{circle}wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


REDEMPTION IN KIND
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


LIMITATIONS ON REDEMPTION PROCEEDS


Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

{circle}to allow your purchase to clear (as discussed below);

{circle}during periods of market volatility;

{circle}when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or

{circle}during any period when the Federal Reserve wire or applicable Federal
  Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

{circle}when the NYSE is closed, other than customary weekend and holiday closings;

{circle}when trading on the NYSE is restricted, as determined by the SEC; or

{circle}in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.


EXCHANGE PRIVILEGE
You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

{circle}ensure that the account registrations are identical;

{circle}meet any minimum initial investment requirements; and

{circle}receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."


SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.


ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


SHARE CERTIFICATES
The Fund does not issue share certificates.



ACCOUNT AND SHARE INFORMATION


CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION
The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. See "What Do Shares Cost?" The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.




PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund's top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector and geographic region.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.



WHO MANAGES THE FUND?



The Board governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943 and Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 151 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $250.5 billion in assets as of March 31, 2007. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to nearly 5,500 investment professionals and institutions.

The Fund is the successor to the Rochdale Atlas Portfolio, a series of Rochdale Investment Trust pursuant to a reorganization that was completed on or about August 24, 2007. Prior to that date the Fund had no investment operations. Ms. Kaplan and Mr. Pazzanese have been the Portfolio Managers of the Fund since August 2007 and were the portfolio managers of the Rochdale Atlas Portfolio, a series of Rochdale Investment Trust since February 2004 and January 2007 respectively.


PORTFOLIO MANAGEMENT INFORMATION

AUDREY H. KAPLAN
Ms. Kaplan has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President in Quantitative Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Quantitative Analyst Consultant with the Hedge Fund Expansion Strategy of BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999. Ms. Kaplan has 18 years of experience in quantitative analysis, portfolio strategy, and research. Ms. Kaplan earned her B.S. in computer and systems engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.


GEOFFREY C. PAZZANESE
Mr. Pazzanese has been the Fund's Portfolio Manager since August 2007. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst from January 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master's degree in International Management from Thunderbird School of Global Management.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES
The Fund's investment advisory contract provides for payment to the Adviser of 1.00% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.







LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS




The Fund's fiscal year end is November 30. As the Class's first fiscal year will end on November 30, 2007, the Fund's audited financial information is not available as of the date of this prospectus.

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund`s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED INTERCONTINENTAL FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 1.45%
MAXIMUM FRONT-END SALES CHARGE: NONE
 YEAR        HYPOTHETICAL  HYPOTHETICAL  INVESTMENT  HYPOTHETICAL  HYPOTHETICAL
              BEGINNING     PERFORMANCE   AFTER      EXPENSES      ENDING
             INVESTMENT     EARNINGS     RETURNS                   INVESTMENT
 1           $10,000.00    $500.00       $10,500.00  $147.57       $10,355.00
 2           $10,355.00    $517.75       $10,872.75  $152.81       $10,722.60
 3           $10,722.60    $536.13       $11,258.73  $158.24       $11,103.25
 4           $11,103.25    $555.16       $11,658.41  $163.85       $11,497.42
 5           $11,497.42    $574.87       $12,072.29  $169.67       $11,905.58
 6           $11,905.58    $595.28       $12,500.86  $175.70       $12,328.23
 7           $12,328.23    $616.41       $12,944.64  $181.93       $12,765.88
 8           $12,765.88    $638.29       $13,404.17  $188.39       $13,219.07
 9           $13,219.07    $660.95       $13,880.02  $195.08       $13,688.35
 10          $13,688.35    $684.42       $14,372.77  $202.00       $14,174.29
 CUMULATIVE                $5,879.26                 $1,735.24

A SAI dated June 25, 2007, includes additional information about the Fund and is incorporated by reference into this prospectus. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-4017




Cusip 314172461


36895 (7/07)

FEDERATED INTERCONTINENTAL FUND

A PORTFOLIO OF FEDERATED EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

JUNE 25, 2007

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for the Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares for the Federated InterContinental Fund (Fund), dated June 25, 2007. Obtain the prospectuses without charge by calling 1-800-341-7400.




[GRAPHIC OMITTED]
                                         CONTENTS
                                         How is the Fund Organized?......
                                         Securities in Which the Fund Invests...
                                         What Do Shares Cost?...................
                                         How is the Fund Sold?..................
                                         Exchanging Securities for Shares.......
                                         Subaccounting Services.................
                                         Redemption in Kind.....................
                                         Massachusetts Partnership Law..........
                                         Account and Share Information..........
                                         Tax Information........................
                                         Who Manages and Provides Services to
                                         the Fund?..............................
                                         How Does the Fund Measure Performance?.
                                         Who is Federated Investors, Inc.?......
                                         Financial Information..................
                                         Investment Ratings.....................
                                         Addresses..............................
                                         Appendix...............................

[GRAPHIC OMITTED]
[GRAPHIC OMITTED]


Federated InterContinental Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FEDERATEDINVESTORS.COM
or call 1-800-341-7400.
Federated Securities Corp., Distributor





36893 (7/07)



Federated is a registered mark
of Federated Investors, Inc.
2007 {copyright}Federated Investors, Inc.


[GRAPHIC OMITTED]











                                -0-

HOW IS THE FUND ORGANIZED?


The Fund is a diversified portfolio of Federated Equity Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities.


The Board of Trustees (the "Board") has established five classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Global Investment Management Corp (Adviser).



WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

The Fund provides exposure to equity securities of companies based in foreign countries. A company is considered to be based in a foreign country if:
{circle}it is organized under the laws of, or has a principal office located in, a country other than the U.S.;
{circle}the principal trading market for its securities is outside the U.S.; or {circle}it (or its subsidiaries) derived in its most current fiscal year at least 50% of its gross revenue or profit from goods produced, services performed, or sales made outside the U.S.

The Advisor uses its proprietary country analysis methodology, analyzing each country's aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The foreign markets most worthy of investment have:

{circle}*rising earnings expectations
{circle}*lower valuation relative to growth
{circle}*favorable interest rate environments
{circle}*positive technical factors

Countries considered for investment must satisfy the Advisor's criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries worthy of investment, the Advisor uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the Advisor to develop a portfolio that captures substantially all of the combined top-ranked countries' stock market movements with only a few companies per selected country. Each company must meet the Advisor's standards for market and industry representation, financial condition, credit rating, and liquidity.


SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:


SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

The following describes the types of equity securities in which the Fund may invest.

INTERESTS IN OTHER LIMITED LIABILITY COMPANIES
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

WARRANTS
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.


FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

U.S. TREASURY SECURITIES
U.S. Treasury securities are direct obligations of the federal government of the United States. U.S. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.


CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

COMMERCIAL PAPER
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

FOREIGN GOVERNMENT SECURITIES
Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

BRADY BONDS
Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.


DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time.
Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, including combinations thereof:


FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as currency futures, index futures and security futures) ,as well as, currency forward contract.

CURRENCY FORWARD CONTRACT

A currency forward contract is an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Forward currency contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or if the Fund's counterparty to the contract were to default. Currency forward contracts are OTC derivatives.

OPTION CONTRACTS

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on a Reference Instrument if it is permitted to own, invest, or otherwise have economic exposure to that instrument. The Fund is not required to own a Reference Instrument, in order to buy or write an option on that Reference Instrument.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

{circle}Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

{circle}Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

{circle}Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

{circle}Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).


SWAP CONTRACTS
A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:


INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a "notional principal amount") in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.


TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the "Protection Buyer") agrees to make payments over the term of the CDS to the other party (the "Protection Seller"), provided that no designated event of default, restructuring or other credit related event (each a "Credit Event") occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the "Reference Obligation"). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the "Deliverable Obligation"). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be "cash settled," which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the
CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.


CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a "foreign exchange swap").


CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.


REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.


DELAYED DELIVERY TRANSACTIONS
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

HYBRID INSTRUMENTS


Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, currencies, indices, or other assets or instruments (each a, "Valuation Instrument"). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.


Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") with respect to which the Valuation Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a "Reference Credit"). The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a "Credit Event") with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.


EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the "Reference Equity Instrument"). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.


SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.


ASSET SEGREGATION

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund's daily marked-to-market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund's asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund's current obligation (or rights) under this type of swap will equal only the net amount to be paid or received under based on the relative values of the positions held by each counterparty to the swap (the "net amount"). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk Factors." Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund's obligations.


HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.


INTER-FUND BORROWING AND LENDING ARRANGEMENTS
The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.


SHORT SALES
The Fund may make short sales of securities or commodities. A short sale means selling a security or commodity to take advantage of an anticipated decline in the security or commodity's price. Once the Fund sells a security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. Short sales are speculative in nature, and may reduce returns or increase volatility.


ILLIQUID SECURITIES


The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements maturing in more than seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to guidelines approved by the Board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.


INVESTMENT RISKS




There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.


INTEREST RATE RISKS
   {circle}Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

   {circle}Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS
   {circle}Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
   {circle}Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
   {circle}Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
   {circle}Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS
   {circle}Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
   {circle}If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
   {circle}Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.
   {circle}For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.
   {circle}Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.
   {circle}Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

LIQUIDITY RISKS
   {circle}Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
   {circle}Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
   {circle}OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES
   {circle}Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

CURRENCY RISKS
   {circle}Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

RISKS OF FOREIGN INVESTING
   {circle}Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
   {circle}Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
   {circle}Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

EMERGING MARKET RISKS
   {circle}Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
   {circle}Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

LEVERAGE RISKS
   {circle}Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
   {circle}Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.



RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
   {circle}The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.


SHORT SELLING RISK
   {circle}A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.


SECURITIES LENDING RISK
   {circle}Mutual funds may lend their securities as permitted by securities legislation. The Fund lends securities to a third party for a fee in exchange for collateral, and can demand the return of the securities at any time. Collateral can include cash, qualified securities or securities that can be immediately converted into the securities that are on loan. There is a risk that the other party to the transaction may not live up to its obligations under the transaction leaving the Fund holding collateral which could be worth less than the loaned securities if the value of the loaned securities increases relative to the value of the cash or other collateral, resulting in a loss to the Fund.


RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS

   {circle}Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."


FUNDAMENTAL INVESTMENT OBJECTIVE


The Fund's investment objective is to provide long-term capital appreciation. The investment objective may not be changed by the Fund's Board without shareholder approval.







INVESTMENT LIMITATIONS

DIVERSIFICATION
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.


CONCENTRATION
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, as amended (1940 Act) any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.


UNDERWRITING
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.


INVESTING IN COMMODITIES
The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

INVESTING IN REAL ESTATE
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


BORROWING MONEY AND ISSUING SENIOR SECURITIES
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.


LENDING
The Fund may not make loans except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivative contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE 1940 ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.


ILLIQUID SECURITIES
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.


INVESTING IN OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's Adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

The Fund is prohibited from investing in other registered investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.


PURCHASES ON MARGIN
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


PLEDGING ASSETS
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.


DETERMINING MARKET VALUE OF SECURITIES




Market values of the Fund's portfolio securities are determined as follows:

{circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

{circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

{circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

{circle}for credit default swaps, according to the prices as furnished by an independent pricing service which are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors;

{circle}for total return swaps, based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors;

{circle}for interest rate swaps, according to prices as furnished by an independent pricing service which are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;

   {circle}for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;

   {circle}for investments in other open-end regulated investment companies, based on net asset value (NAV); and

{circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Board has approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.




TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.








WHAT DO SHARES COST?

The Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.


The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


FEE WHEN YOU REDEEM OR EXCHANGE
For 30 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 30 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers and trust companies.
Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code ( "Retirement Plans") will be subject to the redemption/exchange fee. The following is a list of specific examples of non-participant directed Retirement Plan transactions that will not be subject to the redemption/exchange fee:
{circle}Distributions from a Retirement Plan due to death, disability, health or financial hardship;
{circle}Distributions from a Retirement Plan made in connection with the termination of employment;
{circle}Distributions from a Retirement Plan required by the Code, such as the distribution that must be made when the plan participant reaches age 70 1/2 (and any subsequent, related distributions for years thereafter);
{circle}Distributions from a Retirement Plan made in connection with a qualified participant loan;
{circle}Redemptions from a Retirement Plan made in connection with the regularly scheduled automatic rebalancing of assets in a Retirement Plan (i.e., automatic rebalancing according to predetermined allocation levels); and
{circle}Redemptions from or exchanges within a Retirement Plan made as a result of plan level directed events, such as changes to plan investment options. Additionally, the redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code.
Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee.


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.


RULE 12B-1 PLAN (CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS K SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While National Association of Securities Dealers (NASD) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.


SUPPLEMENTAL PAYMENTS
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.


PROCESSING SUPPORT PAYMENTS
The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.


RETIREMENT PLAN PROGRAM SERVICING PAYMENTS
The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.


OTHER BENEFITS TO FINANCIAL INTERMEDIARIES
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.



EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.



SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.



REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.



MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each Share of the Trust gives the shareholder one vote in Trustees elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION


FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.


FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.



WHO MANAGES AND PROVIDES SERVICES TO THE FUND?


BOARD OF TRUSTEES


The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION





NAME                                                                                                      AGGREGATE
BIRTH DATE                                                                                             COMPENSATION
ADDRESS                                                                                                   FROM FUND            TOTAL
POSITIONS                                                                                              (PAST FISCAL     COMPENSATION
HELD WITH        PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS,                                               YEAR) +       FROM TRUST
TRUST            OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITION(S)                                                               AND
DATE SERVICE                                                                                                               FEDERATED
BEGAN                                                                                                                   FUND COMPLEX
                                                                                                                               (PAST
                                                                                                                            CALENDAR
                                                                                                                               YEAR)
JOHN F.          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex;                       $0               $0
DONAHUE*         Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund
Birth Date:      Complex's Executive Committee.
July 28,
1924             PREVIOUS POSITIONS: Chairman of the Federated Fund Complex; Trustee, Federated
TRUSTEE          Investment Management Company and Chairman and Director, Federated Investment
Began            Counseling.
serving:
April 1984

J.               PRINCIPAL OCCUPATIONS: Principal Executive Officer and President of the Federated               $0               $0
CHRISTOPHER      Fund Complex; Director or Trustee of some of the Funds in the Federated Fund
DONAHUE*         Complex; President, Chief Executive Officer and Director, Federated Investors,
Birth Date:      Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee,
April 11,        Federated Investment Counseling; Chairman and Director, Federated Global
1949             Investment Management Corp.; Chairman, Federated Equity Management Company of
PRESIDENT        Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of
AND TRUSTEE      Federated); Trustee, Federated Shareholder Services Company; Director, Federated
Began            Services Company.
serving:
January 2000     PREVIOUS POSITIONS: President, Federated Investment Counseling; President and
                 Chief Executive Officer, Federated Investment Management Company, Federated
                 Global Investment Management Corp. and Passport Research, Ltd.



LAWRENCE D.      PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Professor of              $0     $180,000
ELLIS, M.D.*     Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center
Birth Date:      Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.
October 11,
1932             OTHER DIRECTORSHIPS HELD: Member, National Board of Trustees, Leukemia Society of America.
3471 Fifth
Avenue           PREVIOUS POSITIONS: Trustee, University of Pittsburgh; Director, University of Pittsburgh
Suite 1111       Medical Center.
Pittsburgh,
PA
TRUSTEE
Began
serving:
August 1987

{circle}Family relationships and reasons for "interested" status: John F.
   Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.
+Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION







NAME                                                                                                      AGGREGATE
BIRTH DATE                                                                                             COMPENSATION            TOTAL
ADDRESS                                                                                                   FROM FUND     COMPENSATION
POSITIONS                                                                                              (PAST FISCAL       FROM TRUST
HELD WITH        PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS,                                               YEAR) +              AND
TRUST            OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITION(S)                                                         FEDERATED
DATE SERVICE                                                                                                            FUND COMPLEX
BEGAN                                                                                                                          (PAST
                                                                                                                            CALENDAR
                                                                                                                               YEAR)
THOMAS G.        PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.                        $0         $198,000
BIGLEY
Birth Date:      OTHER DIRECTORSHIPS HELD: Director, Member of Executive Committee, Children's
February 3,      Hospital of Pittsburgh; Director, University of Pittsburgh.
1934
15 Old           PREVIOUS POSITION: Senior Partner, Ernst & Young LLP.
Timber Trail
Pittsburgh,
PA
TRUSTEE
Began
serving:
October 2005

JOHN T.          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex;                       $0         $198,000
CONROY, JR.      Chairman of the Board, Investment Properties Corporation; Partner or Trustee in
Birth Date:      private real estate ventures in Southwest Florida.
June 23,
1937             PREVIOUS POSITIONS: President, Investment Properties Corporation; Senior Vice
Investment       President, John R. Wood and Associates, Inc., Realtors; President, Naples
Properties       Property Management, Inc. and Northgate Village Development Corporation.
Corporation
3838 North
Tamiami
Trail
Suite 402
Naples, FL
TRUSTEE
Began
serving:
November
1991

NICHOLAS P.      PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.                        $0         $198,000
CONSTANTAKIS
Birth Date:      OTHER DIRECTORSHIPS HELD: Director and Member of the Audit Committee, Michael
September 3,     Baker Corporation (engineering and energy services worldwide).
1939
175              PREVIOUS POSITION: Partner, Andersen Worldwide SC.
Woodshire
Drive
Pittsburgh,
PA
TRUSTEE
Began
serving:
February
1998

JOHN F.          PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.       $0     $180,000
CUNNINGHAM       (technology services company).
Birth Date:
March 5,         OTHER DIRECTORSHIPS HELD: Chairman, President and Chief Executive Officer, Cunningham & Co.,
1943             Inc. (strategic business consulting); Trustee Associate, Boston College.
353 El
Brillo Way       PREVIOUS POSITIONS: Director, Redgate Communications and EMC Corporation (computer storage
Palm Beach,      systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.;
FL               President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of
TRUSTEE          Boston; Director, Apollo Computer, Inc.
Began
serving:
January 1999

PETER E.         PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.                            $0     $180,000
MADDEN
Birth Date:      OTHER DIRECTORSHIPS HELD: Board of Overseers, Babson College.
March 16,
1942             PREVIOUS POSITIONS: Representative, Commonwealth of Massachusetts General Court; President,
One Royal        State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA
Palm Way         and VISA International; Chairman and Director, Massachusetts Bankers Association; Director,
100 Royal        Depository Trust Corporation; Director, The Boston Stock Exchange.
Palm Way
Palm Beach,
FL
TRUSTEE
Began
serving:
November
1991

CHARLES F.       PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Management                $0     $198,000
MANSFIELD,       Consultant.
JR.
Birth Date:      PREVIOUS POSITIONS: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young &
April 10,        Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase
1945             Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice
80 South         President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of
Road             Business, Hofstra University; Executive Vice President DVC Group, Inc.
Westhampton
Beach, NY
TRUSTEE
Began
serving:
November
1991

JOHN E.          PRINCIPAL OCCUPATIONS: Director or Trustee, and Chairman of the Board of Directors or               $0     $234,000
MURRAY, JR.,     Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University;
J.D., S.J.D.     Partner, Murray, Hogue & Lannis.
Birth Date:
December 20,     OTHER DIRECTORSHIPS HELD: Director, Michael Baker Corp. (engineering, construction, operations
1932             and technical services).
Chancellor,
Duquesne         PREVIOUS POSITIONS: President, Duquesne University; Dean and Professor of Law, University of
University       Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.
Pittsburgh,
PA
TRUSTEE
Began
serving:
February
1995

THOMAS M.        PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Managing Director         $0     $234,000
O'NEILL          and Partner, Navigator Management Company, L.P. (investment and strategic consulting).
Birth Date:
June 14,         OTHER DIRECTORSHIPS HELD: Director, Midway Pacific (lumber); Board of Overseers, Children's
1951             Hospital of Boston; Visiting Committee on Athletics, Harvard College.
95 Standish
Street           PREVIOUS POSITIONS: Chief Executive Officer and President, Managing Director and Chief
P.O. Box         Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus
2779             Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA;
Duxbury, MA      Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending
Trustee          Officer, Fleet Bank.
Began
serving:
October 2006
MARJORIE P.      PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex.                          $0     $180,000
SMUTS
Birth Date:      PREVIOUS POSITIONS: Public Relations/Marketing Consultant/Conference Coordinator;  National
June 21,         Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.;
1935             Owner, Scandia Bord.
4905 Bayard
Street
Pittsburgh,
PA
TRUSTEE
Began
serving:
April 1984

JOHN S.          PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; President and            $0     $180,000
WALSH            Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and
Birth Date:      Director, Manufacturers Products, Inc. (distributor of portable construction heaters);
November 28,     President, Portable Heater Parts, a division of Manufacturers Products, Inc.
1957
2604 William     PREVIOUS POSITION: Vice President, Walsh & Kelly, Inc.
Drive
Valparaiso,
IN
TRUSTEE
Began
serving:
January 1999
JAMES F.         PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; Prior to June 2006,      $0     $134,416
WILL             Vice Chancellor and President, Saint Vincent College.
Birth Date:
October 12,      OTHER DIRECTORSHIPS HELD: Trustee, Saint Vincent College; Alleghany Corporation.
1938
721 E.           PREVIOUS POSITIONS: Chairman, President and Chief Executive Officer, Armco, Inc.; President
McMurray         and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser
Road             Steel Corporation.
McMurray PA
TRUSTEE
Began
serving:
April 2006

+Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.



OFFICERS**

NAME
BIRTH DATE
ADDRESS
POSITIONS
HELD WITH  PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITION(S)
TRUST
DATE
SERVICE
BEGAN

JOHN W.    PRINCIPAL OCCUPATIONS: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive
MCGONIGLE  Vice President, Secretary and Director, Federated Investors, Inc.
Birth
Date:      PREVIOUS POSITIONS: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director,
October    Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
26, 1938
EXECUTIVE
VICE
PRESIDENT
AND
SECRETARY
Began
serving:
April 1984

RICHARD A. PRINCIPAL OCCUPATIONS: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President,
NOVAK      Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services,
Birth      Inc. and Southpointe Distribution Services, Inc.
Date:
December   PREVIOUS POSITIONS: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held
25, 1963   various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
TREASURER
Began
serving:
January
2006

RICHARD B. PRINCIPAL OCCUPATIONS: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman,
FISHER     Federated Investors, Inc.; Chairman, Federated Securities Corp.
Birth
Date: May  PREVIOUS POSITIONS: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice
17, 1923   President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.
VICE
PRESIDENT
Began
serving:
April 1984


BRIAN P.    PRINCIPAL OCCUPATIONS: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President
BOUDA       and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda
Birth Date: joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
February
28, 1947
CHIEF
COMPLIANCE
OFFICER
AND SENIOR
VICE
PRESIDENT
Began
serving:
August 2004

STEPHEN F.  PRINCIPAL OCCUPATIONS: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex;
AUTH        Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated
Birth Date: Equity Management Company of Pennsylvania.
September
3, 1956     PREVIOUS POSITIONS: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.
CHIEF       (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division;
INVESTMENT  Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and
OFFICER     Portfolio Manager, Prudential Investments.
Began
serving:
November
2002


**Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD

                                                                                                                       MEETINGS HELD
BOARD COMMITTEE     COMMITTEE                                                                                          DURING LAST
                    MEMBERS          COMMITTEE FUNCTIONS                                                               FISCAL YEAR
EXECUTIVE           John F.          In between meetings of the full Board, the Executive Committee generally may      Two
                    Donahue          exercise all the powers of the full Board in the management and direction of
                    John E.          the business and conduct of the affairs of the Trust in such manner as the
                    Murray, Jr.,     Executive Committee shall deem to be in the best interests of the Trust.
                    J.D., S.J.D.     However, the Executive Committee cannot elect or remove Board members,
                    John S.          increase or decrease the number of Trustees, elect or remove any Officer,
                    Walsh            declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
AUDIT               Thomas G.        The purposes of the Audit Committee are to oversee the accounting and             Ten
                    Bigley           financial reporting process of the Fund, the Fund`s internal control over
                    John T.          financial reporting, and the quality, integrity and independent audit of the
                    Conroy, Jr.      Fund's financial statements.  The Committee also oversees or assists the
                    Nicholas P.      Board with the oversight of compliance with legal requirements relating to
                    Constantakis     those matters, approves the engagement and reviews the qualifications,
                    Charles F.       independence and performance of the Funds independent registered public
                    Mansfield,       accounting firm, acts as a liaison between the independent registered public
                    Jr.              accounting firm and the Board and reviews the Funds internal audit function.
NOMINATING          Thomas G.        The Nominating Committee, whose members consist of all Independent Trustees,      One
                    Bigley           selects and nominates persons for election to the Fund`s Board when vacancies
                    John T.          occur. The Committee will consider candidates recommended by shareholders,
                    Conroy, Jr.      Independent Trustees, officers or employees of any of the Funds agents or
                    Nicholas P.      service providers and counsel to the Fund. Any shareholder who desires to
                    Constantakis     have an individual considered for nomination by the Committee must submit a
                    John F.          recommendation in writing to the Secretary of the Fund at the Fund 's address
                    Cunningham       appearing on the back cover of this Statement of Additional Information. The
                    Peter E.         recommendation should include the name and address of both the shareholder
                    Madden           and the candidate and detailed information concerning the candidate's
                    Charles F.       qualifications and experience. In identifying and evaluating candidates for
                    Mansfield,       consideration, the Committee shall consider such factors as it deems
                    Jr.              appropriate.  Those factors will ordinarily include:  integrity,
                    John E.          intelligence, collegiality, judgment, diversity, skill, business and other
                    Murray, Jr.      experience, qualification as an "Independent Trustee," the existence of
                    Thomas M.        material relationships which may create the appearance of a lack of
                    O'Neill          independence, financial or accounting knowledge and experience, and
                    Marjorie P.      dedication and willingness to devote the time and attention necessary to
                    Smuts            fulfill Board responsibilities.
                    John S.
                    Walsh
                    James F.
                    Will

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2006

                                                                                        AGGREGATE
                                                                                  DOLLAR RANGE OF
                                                         DOLLAR RANGE OF          SHARES OWNED IN
INTERESTED                                                  SHARES OWNED      FEDERATED FAMILY OF
BOARD MEMBER NAME                     IN FEDERATED INTERCONTINENTAL FUND     INVESTMENT COMPANIES

John F. Donahue                                                     None            Over $100,000
J. Christopher Donahue                                              None            Over $100,000
Lawrence D. Ellis, M.D.                                             None            Over $100,000

INDEPENDENT
BOARD MEMBER NAME
Thomas G. Bigley                                                    None            Over $100,000
John T. Conroy, Jr.                                                 None            Over $100,000
Nicholas P. Constantakis                                            None            Over $100,000
John F. Cunningham                                                  None            Over $100,000
Peter E. Madden                                                     None            Over $100,000
Charles F. Mansfield, Jr.                                           None            Over $100,000
John E. Murray, Jr., J.D., S.J.D.                                   None            Over $100,000
Thomas M. O'Neill                                                   None            Over $100,000
Marjorie P. Smuts                                                   None            Over $100,000
John S. Walsh                                                       None            Over $100,000
James F. Will                                                       None                     None

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


PORTFOLIO MANAGER INFORMATION



The following information about the Fund's Portfolio Managers is provided as of June 22, 2007. As noted in the prospectus, the Fund is the successor to the Rochdale Atlas Portfolio pursuant to a reorganization that is expected to occur on or about August 24, 2007. Accordingly, as of the date of this SAI, the Fund has not yet commenced operations, and the following information is provided in anticipation of the Fund's commencement of operations.


Other Accounts Managed by Audrey Kaplan    Total Number of Other Accounts
                                                Managed / Total Assets*
Registered Investment Companies                       $0
Other Pooled Investment Vehicles                      $0
Other Accounts                                        $0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  $1-$10,000

Audrey Kaplan is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. Subject to certain guarantee amounts, the annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Morgan Stanley Capital International All Country World ex USA Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relavent.



Other Accounts Managed by Geoffrey Pazzanese Total Number of Other Accounts
                                                Managed / Total Assets*

Registered Investment Companies                           $0
Other Pooled Investment Vehicles                          $0
Other Accounts                                            $0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  None

Geoffrey Pazzanese is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. Subject to certain guarantee amounts, the annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Morgan Stanley Capital International All Country World ex USA Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relavent.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.






SERVICES AGREEMENT
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.


OTHER RELATED SERVICES
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.


PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.


CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

PROXY VOTING REPORT
A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.


BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of Federated Investment Counseling and Federated MDTA LLC, both affiliates of the Adviser, also are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.


RESEARCH SERVICES
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.


ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

 ADMINISTRATIVE FEE     AVERAGE AGGREGATE DAILY
                        NET ASSETS OF THE FEDERATED FUNDS
 0.150 of 1%            on the first $5 billion
 0.125 of 1%            on the next $5 billion
 0.100 of 1%            on the next $10 billion
 0.075 of 1%            on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.



HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.


YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt, Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.


FEDERATED FUNDS OVERVIEW

EQUITIES
As  of  December  31,  2006,  Federated  managed  48   equity   funds   totaling
approximately $28.7 billion in assets across growth, value, equity income, international, index and sector allocation styles.


TAXABLE FIXED-INCOME
As of December 31, 2006, Federated managed 35 taxable bond funds including: high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $15.2 billion.


TAX FREE FIXED-INCOME
As of December 31, 2006, Federated managed 14 municipal bond funds with approximately $2.9 billion in assets and 22 municipal money market funds with approximately $27.6 billion in total assets.


MONEY MARKET FUNDS
As of December 31, 2006, Federated managed $155.2 billion in assets across 51 money market funds, including 17 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $63.5 billion, $64.0 billion, $27.6 billion and $82.9 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global Equity; Robert J. Ostrowski, CFA, for Taxable Fixed-Income; Mary Jo Ochson, CFA, for Tax Free Fixed-Income; and Deborah A. Cunningham, CFA, for Money Market Funds.



INVESTMENT RATINGS


STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.


MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
AAA-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA-Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.


FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

AAA-EXCEPTIONAL. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

AA-VERY STRONG. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

A-STRONG. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

BBB-ADEQUATE. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

BB-SPECULATIVE. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

B-VERY SPECULATIVE. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

CCC, CC, C-EXTREMELY SPECULATIVE. Assigned to issues where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

D-IN DEFAULT. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.


A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ -STRONGEST. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 -OUTSTANDING. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 -SATISFACTORY. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 -ADEQUATE. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 -SPECULATIVE. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

D-IN DEFAULT. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.


A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

POSITIVE-Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

NEGATIVE-Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

STABLE-Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

ADDRESSES


FEDERATED INTERCONTINENTAL FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES
INSTITUTIONAL SHARES


Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779


INVESTMENT ADVISER
Federated Global Investment Management Corp.

450 Lexington Avenue, Suite 3700

New York, NY 10017-3943


CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:


CUSTODIAN
State Street Bank and Trust Company


SECURITIES LENDING AGENT
Citigroup


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP


LEGAL COUNSEL
Dickstein Shapiro LLP
Reed Smith LLP

SERVICE PROVIDERS
Bloomberg

Factset

Institutional Shareholder Services, Inc.

Investor Responsibility Research Center

Wilshire Associates, Inc.


SECURITY PRICING SERVICES
Reuters
Standard & Poor's
FT Interactive Data
Bear Stearns

RATINGS AGENCIES
Standard & Poor's


PERFORMANCE REPORTING/PUBLICATIONS
Fidelity-Strategic Advisors
Lipper
Morningstar
NASDAQ
Value Line
Wiesenberger/Thomson Financial

 OTHER
Investment Company Institute
Astec Consulting Group, Inc.